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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) February 17, 2000
                                                       -----------------

                    UNITED PAYORS & UNITED PROVIDERS, INC.
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  0-20905                 51-0374698
           --------                  -------                 ----------
(State or other Jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

       2275 Research Boulevard, Sixth Floor, Rockville, Maryland 20850
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                   (Address of principal executive offices)

                                (301) 548-1000
                                ---------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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        United Payors & United Providers, Inc. is filing as an exhibit to this
Form 8-K its audited financial statements as of and for the year ended December 31, 1999.

Item 7.  Financial Statements and Other Exhibits.
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       Exhibit 99.1   Consolidated Financial Statements as of and for the year
                      ended December 31, 1999.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNITED PAYORS & UNITED PROVIDERS, INC.



Dated: February 17, 1999      By: /s/ S. Joseph Bruno
                                  ---------------------------------------
                                  S. Joseph Bruno
                                  Vice President and Chief Financial Officer
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Exhibit 99.1   Consolidated Financial Statements as of and for the year ended
               December 31, 1999.